Summary of Significant Accounting Policies - Additional Information (Details)	6 Months Ended
Jun. 30, 2025 Segment
Accounting Policies [Line Items]
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	srt:ChiefExecutiveOfficerMember
Segment Reporting, CODM, Profit (Loss) Measure, How Used, Description	The CODM reviews financial information presented on a consolidated basis for purposes of making operating decisions, allocating resources, and evaluating financial performance. As such, the Group has determined that it operates as one operating segment. The Group has concluded that consolidated net loss is the measure of segment profitability. The CODM assesses performance for the Group, monitors budget versus actual results, and determines how to allocate resources based on consolidated net loss as reported in the unaudited condensed consolidated statements of comprehensive loss.
Number of operating segments	1